UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2009

MOGGLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333- 152050	35-2327649
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Presidential Boulevard
Suite 212
Bala Cynwyd, PA 19004

 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (215) 463-4099

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Moggle, Inc. (“Moggle”) has entered into a definitive agreement with R.C.F., SA, (“RCF”) a Swiss private banking firm actively involved in investment funds management and wealth management for private and institutional customers, pursuant to which agreement RCF will act as a financial advisor to Moggle. Under the agreement RCF will assist Moggle in a variety of financial and investment banking functions, including equity financings outside of the United States. Alfredo Villa, the president of Moggle, is a director of RCF. In connection with any potential disagreements between Moggle and RCF, Mr. Villa may have a conflict of interest regarding any such disputes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 16, 2009	MOGGLE, INC.

	By:	/s/ Ernest Cimadamore
	Name:	Ernest Cimadamore.
	Title:	Secretary and Chief Financial Officer

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